Exhibit 99.1 PALL: WELCOME TO DANAHER May 15, 2015

Forward Looking Statements
Statements in this presentation that are not strictly historical, including statements regarding the proposed acquisition of Pentagon, the expected timetable for completing the acquisition, future financial and operating results, benefits and synergies of the acquisition, future opportunities for the combined businesses, the anticipated separation of the Company into two independent companies, the expected timetable for completing the separation, future financial and operating performance of each company, benefits and synergies of the separation, strategic and competitive advantages of each company, the leadership of each company, future opportunities for each company and any other statements regarding events or developments that we believe or anticipate will or may occur in the future are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things: economic conditions affecting the industries in which Danaher’s businesses and Pentagon operate, the uncertainty of regulatory approvals, Danaher’s and Pentagon’s ability to satisfy the merger agreement conditions and consummate the transaction on a timely basis or at all, Danaher's ability to successfully integrate Pentagon’s operations and employees with Danaher's existing business, the ability to realize anticipated growth, synergies and cost savings from the acquisition, Pentagon’s performance and maintenance of important business relationships, Danaher’s ability to satisfy the necessary conditions to consummate the separation on a timely basis or at all, Danaher's ability to successfully separate the two companies and realize the anticipated benefits from the separation, the maintenance of important business relationships, deterioration of or instability in the economy, the markets we serve and the financial markets, the impact of our restructuring activities on our ability to grow, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our ability to successfully identify, consummate and integrate appropriate acquisitions and successfully complete divestitures and other dispositions, contingent liabilities relating to acquisitions and divestures, our ability to close the anticipated merger of our Communications business with NetScout, Inc. and achieve the desired benefits of that transaction, our compliance with applicable laws and regulations (including regulations relating to medical devices and the healthcare industry) and changes in applicable laws and regulations, our ability to effectively address cost reductions and other changes in the healthcare industry, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, the impact of our debt obligations on our operations and liquidity, our relationships with and the performance of our channel partners, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, labor matters, international economic, political, legal, compliance and business factors, disruptions relating to man-made and natural disasters, security breaches or other disruptions of our information technology systems and pension plan costs. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2014 Annual Report on Form 10-K and Quarterly
Report on Form 10-Q for the first quarter of 2015. These forward-looking statements speak only as of the date of this release and the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

Welcome to Danaher!
We value your past efforts, the company you’ve built and the customer relationships you’ve developed.
We’re excited to have you on our team.
We look forward to working and growing with you!

Overview About Danaher Our Portfolio with Pall Our Values Danaher Business System (DBS) Success stories – acquisitions and innovation The weeks ahead What you can expect from Danaher

DANAHER

SCIEX
BECKMAN COULTER Life Sciences
Leica MICROSYSTEMS
Molecular Devices

BECKMAN COULTER
Leica BIOSYSTEMS
RADIOMETER

ChemTreat
HACH
TROJAN technologies

VIDEOJET
ESKO
x-rite
PANTONE®

PALL

KaVo. Dental Excellence.
Kerr
Nobel Biocare

Danaher with Pall
You are joining other fantastic companies
Danaher
2014 Revenue: $16.5B*
Life Sciences
$2.5B
Water Quality
$2.0B
Pall
$2.8B
Product ID
$1.6B
Diagnostics
$4.8B
Dental
$2.9B
Founded in 1984
Headquartered in
Washington, DC
New York Stock Exchange
Ticker: DHR
Global team of ~52,000
associates (including Pall)
* Reflects aggregate revenues from constituent businesses (including with respect to “Future Danaher,” Pall) for the respective, most recently completed fiscal year. Pall revenues are based on 2014 FYE ended July 31, 2014. Includes $0.7B of annual revenues for Nobel Biocare and $0.2B of annual revenues for Devicor, each of which was acquired in December 2014.

IMPROVEMENT
INCOME
DEVELOPMENT
GROWTH
PROFIT
INNOVATION
AGREEMENT
TEAMWORK
SUCCESS
FINANCE
MARKETING

Our Core Values The Best Team Wins Customers Talk, We Listen Kaizen is Our Way of Life Innovation Defines our Future We Compete for Shareholders

INNOVATION
DEFINES OUR FUTURE
THE BEST
TEAM WINS
PEOPLE
PLAN
DANAHER
KAIZEN IS OUR
WAY OF LIFE
QUALITY
DELIVERY
COST
INNOVATION
PROCESS
CUSTOMERS
CUSTOMERS TALK,
WE LISTEN
PERFORMANCE
WE COMPETE FOR
SHAREHOLDERS

Danaher Business System

Associate
development
GROWTH
LEAN
LEADERSHIP
Leadership
development
Business process Develop Deliver Dream Reliability Operations
• What’s unique about DBS tools?
Transactional
Crucial
conversations
Financial
acumen
Recruiting and
selection
Introduction to DBS
Training and
facilitation
DBS leader
boot camp
DBS leader
continuing
education
Development for
growth
DBS tool
certification (MBB)
Change management
Accelerated
product
development
Breakthrough
ideation
/ open innovation
Customer
segmentation
Demand
generation
Toll Gate #2 kaizen
Lean software design
Project  management
Product life cycle
management
Intellectual
property process
Positioning and
Messaging Kaizen
Inside sales
Value selling
Sales force initiative
Product life cycle
management
Search engine
optimization
Pay per click  kaizen
On-Line
nurturing kaizen
Strategic
negotiations
Reliability PD
boot Camp
Customer defect
tracking and
resolution
Supplier quality
management
Design for reliability
Failure mode
effects analysis
Customer service
and support
Personal review
and team inspection
User experience
design
Quality system basics
Value analysis/
value engineering
Just in time
accounting
Sourcing workshop
and supply base
management
Commodity
management
Supply chain and
logistics
best practices
Accounts receivable
best practices
DBS compliance
for medical device
manufacturing
Production sales
inventory
Lean supply chain
(Strategic supplier
productivity)
Lean conversion
Total productive
manufacturing
Danaher materials
process
(Includes kanban)
Heijunka
Set-up reduction
Production
preparation process
Energy conservation
kaizen
Variation reduction
kaizen
Measurement
system analysis
GM
Policy Deployment *
Acquisition
Integration
Strategic Planning
Leadership and
organization
communications*
Developing
growth leaders *
Risk assessment *
Leveraging
your impact *
Executive champion
orientation
Advanced talent
assessment *
Adjusting your
leadership style *
Accounts payable
best practices
Transactional
lean conversion and
Daily Mgmt.
Product planning
group
Price leakage kaizen
Pricing margin
management
ID, developing and
communications*
Situational
leadership
Driving the
Danaher culture
Leading
multiple P&Ls
Leadership
essentials
DBS FUNDAMENTALS
Voice of
the customer
Value stream
mapping
Standard work
Transactional process
improvement
Kaizen basics 5S
Problem
solving process
Visual and daily
management
Speedy
Design Review (SDR)
DBS Toolkit Today
-Integrated and improved over time
-Smart usage pick for highest impact
-Velocity of implementation
-Commitment to use everybody’s job
-
Shared across Danaher companies
-* = Class in DHR Leadership Program

Core Value Drivers
Quality
On-Time Delivery
Customer
Associate
Shareholder
Internal Fill Rate
Turnover
Core Growth
OMX
Cash Flow / Working Capital Turnover
Return on Invested Capital
How we measure our success

Why is Danaher an exciting opportunity?
Markets:
Leading positions and outstanding global brands well positioned within markets with strong growth vectors
IP / Technology:
Highly technical, rich IP environment provides opportunity
for continued innovation leadership
People:
DBS culture provides framework for continuous learning and
professional development.  Committed associates with great depth of insight into customers, markets and products
Growth opportunities:
Well capitalized company provides organic and
inorganic investment opportunities and resultant growth for both associates and customers

1999                                                           TODAY
Water Quality Acquisition Success
Revenue:
~$125M
Operating Margin: High teens
Associates ~550
Products
+ =
WATER QUALITY PLATFORM
Technology to test, analyze and
treat ultra-pure, waste, ground,
ocean and drinking water
Water testing equipment
for municipal and
industrial customers
Acquisitions
Research &
Development
Sales & Marketing
Geographic
Footprint
Revenue:
~$2.0B
Operating Margin: ~25%
Associates ~6,800
Products
50%
North
America
20%
Europe
25%
HGMs
5%
Other
70%
North
America
30%
Other
Growth investments made a good company even better… still improving!

Focus in the Coming Weeks Stay focused on serving customers well Leverage the acquisition as an opportunity for growth Be open to new ideas Get to know Danaher and our formula for success

What You Can Expect from Danaher –
In the Coming Months
Ongoing interaction, communication and engagement from
Danaher and Pall leaders
Until close:
Danaher and Pall will continue to operate separately
Danaher will not be involved in Pall’s day-to-day business activities
Start planning transition activities
Upon close:
From a publicly traded company to a wholly-owned subsidiary
Will run as a stand-alone operating company within Danaher, retaining the Pall brand
Changes in financial reporting

What You Can Expect from Danaher –
After Close
First 100 days
Pall leadership immersed in DBS
Pall leadership will work with Danaher to update your Strategic Plan
3 to 5 year planning horizon
Focused on growing the business, defining opportunities around costs and investments
Change is led by the Pall leadership team

Communication Lines are Open
It’s normal to feel apprehension, uncertainty and mistrust
Danaher has done this before, but each situation is unique
We don’t have it all figured out yet
For now, there are more questions than answers, but we will keep lines of communication open
Communication is a two-way street and we welcome your questions and feedback

ADDITIONAL INFORMATION ABOUT THE MERGER
A meeting of the shareholders of Pall will be announced to obtain shareholder approval of the proposed transaction. Pall intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of
Pall and will contain important information about the proposed transaction and related matters. PALL'S
SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT
MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT PALL, DANAHER AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Pall with the SEC at the SEC’s website at
www.sec.gov, at Pall's website at www.pall.com or by sending a written request to pall, Attn: Investor
Relations, 25 Harbor Park Drive, Port Washington, NY, 11050.
PARTICIPANTS IN THE SOLICITATION
Pall, Danaher and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Pall in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Pall's shareholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding Danaher's directors and executive officers is included in
Danaher's Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February
25, 2015 and the proxy statement for Danaher's 2015 Annual Meeting of Shareholders, filed with the SEC on March 27, 2015. Additional information regarding Pall's directors and executive officers is included in Pall's Annual Report on Form 10-K for the fiscal year ended July 31, 2014, filed with the SEC on
September 8, 2014 and the proxy statement for Pall's 2014 Annual Meeting of Shareholders, filed with the
SEC on October 31, 2014.